LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED JULY 20, 2012 TO THE

SUMMARY PROSPECTUS FOR SERVICE CLASS SHARES

DATED DECEMBER 29, 2011 OF EACH OF

WESTERN ASSET LIQUID RESERVES

WESTERN ASSET U.S. TREASURY RESERVES

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

The last sentence of the legend on the cover of each fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011, as supplemented on July 20, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

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